                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 1999

                                 Razorfish, Inc.


             (exact name of registrant as specified in its charter)


          Delaware                     000-25847                             13-3804503
(State or other jurisdiction of   (Commission File Number)       (IRS Employer Identification No.)
       incorporation)

107 Grand Street, 3rd Floor, New York, New York                    10013
(Address of principal executive offices)                         (zip code)



       Registrant's Telephone Number, including Area Code: (212) 966-5960



                                       N/A

          (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant

         Not applicable.


Item 2.  Acquisitions or Disposition of Assets

         Not applicable.


Item 3.  Bankruptcy or Receivership

         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant

         a) On November 23, 1999, Razorfish, Inc. ("Razorfish") dismissed Arthur Andersen LLP ("Andersen") as its independent certified public accountant. The reports of Andersen on Razorfish's financial statements for the fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During Razorfish's two most recent fiscal years and subsequent interim periods, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Andersen would have caused it to make reference to such disagreement in its reports. The Audit Committee of Razorfish's Board of Directors recommended the change of accountants and that action was approved by the Board of Directors of Razorfish.

         b) Razorfish solicited proposals from various accounting firms, including Andersen and following review of such proposals, engaged PricewaterhouseCoopers LLP ("PWC") to act as Razorfish's independent certified public accountant effective November 23, 1999. During the two most recent fiscal years and subsequent interim periods, Razorfish has not consulted PWC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Razorfish's financial statements, or any matter that was the subject of a disagreement or a reportable event.


Item 5.  Other Events

         Not applicable.

Item 6.  Resignation of Registrant's Directors

         Not applicable.


Item 7.  Financial Statements and Exhibits

         c)       Exhibits
         As permitted pursuant to Item 304(a) of Regulation S-K, within 10 business days hereof, but no later than 2 business days after receipt, the Registrant will file the appropriate letter from Andersen as Exhibit 16.1 by amendment.

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Item 8.  Change in Fiscal Year

         Not applicable.


Item 9.  Sales of Equity Securities Pursuant to Regulation S

         Not applicable.

                                       3
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   RAZORFISH, INC.
                                   (Registrant)


Dated:  December 1, 1999          By: /s/ Michael S. Simon
                                      ------------------------------------------
                                      Name:  Michael S. Simon
                                      Title: Executive Vice President, Business
                                             Affairs and General Counsel

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